LEGG MASON PARTNERS EQUITY FUNDS

on behalf of

LEGG MASON PARTNERS SOCIAL AWARENESS FUND

(the “fund”)

Supplement Dated April 2, 2007

to

Prospectus Dated May 31, 2006

The following information supplements the Prospectus and Statement of Additional Information for the Fund and supersedes any contrary information:

Effective April 2, 2007, David Kafes is replacing Jane Trust as a portfolio manager of the fund with respect to its fixed-income portion. Ronald T. Bates and Victoria Schwatka will continue in their current roles. Ron Bates manages the equity portion of the Fund and oversees the Fund’s overall portfolio allocation and Victoria Schwatka continues as a manager of the fixed income manager portion in addition to David.

Mr. Kafes joined Legg Mason in 1990 in the Operations Department. In 1996, he joined Legg Mason Capital Management, Inc. as a Portfolio Administrator for fixed income portfolios. He began managing short-term portfolios in 1997. He is the Senior Portfolio Manager of the taxable short-term sector and co-manager of institutional portfolios. David earned a B.S. in Psychology and a B.S. in Business Administration from the University of Maryland. He also earned an M.B.A. in Finance from the University of Baltimore. He is a member of the Baltimore Security Analysts Society, the Washington D.C. Association of Money Managers, and he received the CFA designation in 2004.

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